VIRTUS KAR Emerging Markets Small-Cap Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—97.3%
Communication Services—17.0%
Addcn Technology Co., Ltd. (Taiwan)	1,037,009	$ 6,411
Autohome, Inc. ADR (China)	153,462	4,696
Baltic Classifieds Group plc (United Kingdom)	5,875,586	10,001
Dayamitra Telekomunikasi PT (Indonesia)	72,990,000	3,751
Sarana Menara Nusantara Tbk PT (Indonesia)	51,960,586	3,671
Tongdao Liepin Group (China)(1)	2,737,800	3,220
Wirtualna Polska Holding S.A. (Poland)	358,347	8,261
		40,011

Consumer Discretionary—9.2%
Allegro.eu S.A. (Poland)(1)	1,185,278	6,798
Union Auction PCL Foreign Shares (Thailand)(2)	33,830,200	9,182
Vasta Platform Ltd. Class A (Brazil)(1)(2)	1,391,515	5,566
		21,546

Consumer Staples—10.7%
Anhui Gujing Distillery Co., Ltd. Class B (China)	383,509	6,142
Carlsberg Brewery Malaysia Bhd (Malaysia)	1,468,000	7,625
Clicks Group Ltd. (South Africa)	219,376	3,487
Heineken Malaysia Bhd (Malaysia)	1,392,900	7,968
		25,222

Financials—5.8%
Multi Commodity Exchange of India Ltd. (India)	453,141	8,513
Qualitas Controladora SAB de C.V. (Mexico)	1,176,089	5,204
		13,717

Health Care—2.1%
Haw Par Corp., Ltd. (Singapore)	677,674	4,847
Industrials—32.7%
Boa Vista Servicos S.A. (Brazil)	7,914,509	10,883
Grupa Pracuj S.A. (Poland)	1,095,700	10,228
Haitian International Holdings Ltd. (China)	2,791,218	7,474
HeadHunter Group plc ADR (Russia)(3)	37,879	—(4)
IndiaMart InterMesh Ltd. (India)	55,495	2,897
Kerry TJ Logistics Co., Ltd. (Taiwan)	2,791,000	3,433
NICE Information Service Co., Ltd. (South Korea)	537,368	5,228
S-1 Corp. (South Korea)	166,975	7,856
SaraminHR Co., Ltd. (South Korea)	295,821	6,204
Sporton International, Inc. (Taiwan)	931,256	6,348
Tegma Gestao Logistica S.A. (Brazil)(2)	3,503,056	12,858
Wizz Air Holdings plc (Hungary)(1)	153,044	3,524
		76,933

Information Technology—16.1%
Computer Age Management Services Ltd. (India)	271,698	7,296
Douzone Bizon Co., Ltd. (South Korea)	148,456	4,357
Humanica PCL Foreign Shares (Thailand)	13,196,200	4,229
LEENO Industrial, Inc. (South Korea)	18,553	2,306
Oracle Financial Services Software Ltd. (India)	250,312	9,148
TOTVS S.A. (Brazil)	917,888	4,802
Webcash Corp. (South Korea)	258,134	2,984
	Shares	Value

Information Technology—continued
Younglimwon Soft Lab Co., Ltd. (South Korea)	382,706	$ 2,747
		37,869

Materials—3.7%
Avia Avian Tbk PT (Indonesia)	81,982,660	3,318
Corp. Moctezuma SAB de C.V. (Mexico)	1,875,583	5,294
		8,612

Total Common Stocks (Identified Cost $258,926)		228,757

Total Long-Term Investments—97.3% (Identified Cost $258,926)		228,757

Short-Term Investment—2.2%
Money Market Mutual Fund—2.2%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.190%)(5)	5,162,326	5,162
Total Short-Term Investment (Identified Cost $5,162)		5,162

TOTAL INVESTMENTS—99.5% (Identified Cost $264,088)		$233,919
Other assets and liabilities, net—0.5%		1,258
NET ASSETS—100.0%		$235,177

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Affiliated company.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	Amount is less than $500.
(5)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
Brazil	15%
South Korea	14
India	12
Poland	11
China	9
Taiwan	7
Malaysia	7
Other	25
Total	100%
† % of total investments as of December 31, 2022.
See Notes to Schedule of Investments

VIRTUS KAR Emerging Markets Small-Cap Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
December 31, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2022	Level 1 Quoted Prices	Level 3 Significant Unobservable Inputs
Assets:
Equity Securities:
Common Stocks	$228,757	$228,757	$—(1)
Money Market Mutual Fund	5,162	5,162	—
Total Investments	$233,919	$233,919	$—(1)

(1)	Amount is less than $500.
There were no transfers into or out of Level 3 related to securities held at December 31, 2022.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended December 31, 2022.
See Notes to Schedule of Investments

VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2022
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”) and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the Adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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